UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 6, 2004
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                            ICBS INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)


           Florida                    000-27097                  98-0215778
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                          205 CHURCH STREET, SUITE 340
                          NEW HAVEN, CONNECTICUT 06510
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (888) 932-4402
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                      BUSINESSWAY INTERNATIONAL CORPORATION
                                 1480 RUE BEGIN
                      SAINT-LAURENT, QUEBEC, CANADA H4R 1X1
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          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On December 4, 2004, a change in control of the Registrant occurred in conjunction with the closing under an Acquisition Agreement dated September 24, 2004, between the Registrant and Inter Canadian Business Services, Ltd. (a.k.a. Service D'affaires Inter Canadian Ltee.) a Canadian corporation with its corporate headquarters located at 1310 Greene Ave., Suite 730, Westmount, Quebec H3Z 2B2, Canada, (hereinafter "ICBS").

     The closing under the Acquisition Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of ICBS in exchange for the issuance of 86,173,987 shares of its common stock, after a 5 for 1 reverse split of the Registrants outstanding shares. As a result of this transaction, ICBS became a wholly-owned subsidiary of the Registrant.

     The Agreement was approved after completion of its due-diligence by the unanimous consent of the Board of Directors of the Registrant and ICBS. As a result of this Acquisition, a change in control of Registrant has occurred. Prior to the Agreement, the Registrant had 76,035,867 shares of common stock issued and outstanding. Following the closing, and an agreed to 5 for 1 reverse split, the Registrant has 101,381,160 shares of common stock outstanding and 2,000,000 Class "A" Special Voting Shares outstanding. The 86,173,987 shares of common stock have been issued to four different shareholders. Richard Howarth the new President and Chairman of the Board owns 38,299,550 shares directly, Nathan Lapkin the new Chief Financial officer and Director owns 21,543,497 shares directly, Jerry Gruenbaum the new Corporate Secretary, General Counsel and Director owns 21,543,497 shares directly and Dr. George Tsoukas the new Director owns 4,787,444 shares directly.

     In accordance with the Acquisition Agreement, the Board of Directors of the Registrant had approved to file a change of name for the Registrant from BusinessWay International Corporation to ICBS International Corp. and to change the corporate office from 1480 Rue Begin Saint-Laurent, Quebec, Canada H4R 1X1 to 205 Church Street, Suite 340, New Haven, Connecticut 06510. The change of corporate office took place immediately. The change of name took place on November 7, 2004 and the change in trading symbol from BITL to ICBO took place on November 30, 2004 to take effect at the opening of that date.

     The new Board of Directors of the Registrant consisting of Richard Howarth, as the Registrant's Chairman, Nathan Lapkin, Jerry Gruenbaum, Dr. George Tsoukas and Garth McIntosh were all added to the Board as a result of the Acquisition. Fabrice Zambito, Director, Chairman and CFO, Dominic Heddo, CEO and Director, Farris Heddo, President and Director and Michele Scott Director and Secretary resigned on December 4, 2004 at the closing.

     Established in 2002, ICBS International Corp. (www.icbsinternational.com) is a business consulting company located in Greater Montreal, Canada servicing companies throughout the world intending to do business in Canada. ICBS owns a U.S. licensed broker-dealer based in New York City, that specializes in servicing small to mid-sized companies that cover an extensive range of services from taking companies public in the United States, incorporation, back-office administration to capital raising in a variety of industry sectors. ICBS has placed its emphasis on accounting, financial and administrative support for their clients.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

     On December 4, 2004, a change in control of the Registrant occurred in conjunction with the closing under an Acquisition Agreement dated September 24, 2004, between the Registrant and ICBS. The Acquisition Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of ICBS in exchange for the issuance of 86,173,987 shares of its common stock, after a 5 for 1 reverse split of the Registrants outstanding shares. As a result of this transaction, ICBS became a wholly-owned subsidiary of the Registrant.

     Prior to the Agreement, the Registrant had 76,035,867 shares of common stock issued and outstanding. Following the closing, and an agreed to 5 for 1 reverse split, the Registrant has 101,381,160 shares of common stock outstanding and 2,000,000 Class "A" Special Voting Shares outstanding.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Fabrice Zambito, Director, Chairman and CFO, Dominic Heddo, CEO and Director, Farris Heddo, President and Director and Michele Scott, Director and Secretary resigned on December 4, 2004 at the closing. The new Board of Directors of the Registrant consists of Richard Howarth, as the Registrant's chairman Nathan Lapkin, Jerry Gruenbaum, Dr. George Tsoukas and Garth McIntosh. Richard Howarth, Nathan Lapkin, Jerry Gruenbaum, Dr. George Tsoukas and Garth McIntosh were added to the Board as a result of the Acquisition.

     The following were appointed as the new officers of the Registrant: Richard Howarth, CEO; Garth McIntosh, COO; Nathan Lapkin, CFO; and Jerry Gruenbaum, Secretary and General Counsel.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On November 5, 2004 the registrant filed with the State of Florida Department of State effective November 7, 2004 the following resolutions:

     (1)  To  change  the  registrant's  name  from  BusinessWay   International
Corporation to ICBS International Corp; and

     (2) That the capital stock of the registrant to be issued in accordance with the Acquisition Agreement dated September 24, 2004 shall have no voting rights until the conditions as set forth in the Acquisition Agreement which calls for a minimum of $500,000 in cumulative profit, from January 1, 2005 to December 31, 2005 or shall obtain a minimum of $1,000,000 addition finance on or before December 31, 2005 for up to 12,000,000 additional common shares are met. In the event said conditions are not met by December 31, 2005, these newly shares are to be cancelled.

SECTION 7 - REGULATION FD

ITEM 7.01

     On December 6, 2004 the Registrant issued a press release announcing that it has acquired ICBS including its wholly owned subsidiary. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

          a. Financial Statements of business Acquired will be filed by amendment within the required time allotted by law.

          b. Pro Forma Financial Information will be included in the Amendment within the required time allotted by law.

          c.   Exhibits:

               Exhibit  No.   Document  Description
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                  99.1        Press Release.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 6, 2004                               ICBS International, Corp.
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                                                       (Registrant)

                                                       /s/  Richard Howarth
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                                                       Richard Horwath
                                                       Chief Executive Officer